                                                                      EXHIBIT 99

     [LOGO OF H.B.FULLER]

     Corporate Headquarters                     Contact:  Scott Dvorak
     P.O 64683                                            Investor Relations
     St. Paul, Minnesota 55164-0683                       651-236-5150

NEWS                          For Immediate Release         January 13, 2004

Note: H.B. Fuller will host a conference call January 14, 2004 at 9:30 a.m. central time (10:30 a.m. eastern time). The call can be heard live over the Internet at H.B. Fuller's website at http://www.hbfuller.com under the section shareholder information or at www.streetevents.com. A replay is also available.

            H.B. Fuller Reports Fourth Quarter and Total Year Results

ST. PAUL, Minn. - H.B. Fuller Company (NYSE: FUL) today reported operating results for the fourth quarter that ended November 29, 2003.

Fourth quarter net income as reported was $13.3 million or $0.46 per share (diluted). Last year's fourth quarter net income as reported was $10.4 million or $0.36 per share (diluted), which included $0.22 per share (diluted) of net charges for asset impairments, severance and other costs related to the restructuring initiative announced in the early part of 2002. Excluding the special charges related to the restructuring initiative, last year's fourth quarter net income totaled $16.6 million or $0.58 per share (diluted).

Al Stroucken, CEO, said, "The combined effects of intensive price competition in many of our principal markets and increased raw material costs resulted in erosion of our gross profit margin in 2003. However, sales growth in Latin America and Asia/Pacific accompanied by an improving economic environment in North America should allow us to better exploit our underlying strengths and improved financial fundamentals in 2004."

Fourth Quarter Revenue

Net revenue for the fourth quarter of 2003 was $346.2 million, a 5.0 percent increase from the fourth quarter of 2002. Improved volumes and positive currency effects accounted for increases of 2.2 percent and 3.8 percent respectively. Reduced pricing accounted for a decrease of 1.0 percent.

Fourth Quarter Segment Revenue

     -- Global Adhesives' net revenue increased 5.0 percent compared to last year.

        .  Volume increased 1.2 percent.

        .  Prices decreased 0.9 percent.

        .  Currency had a positive impact of 4.7 percent.

     -- Full-Valu / Specialty Group's net revenue increased 5.1 percent compared to last year.

        .  Volume increased 4.8 percent.

        .  Prices decreased 1.3 percent.

        .  Currency had a positive impact of 1.6 percent.

Total Year Results

Reported net income for 2003 was $38.6 million or $1.35 per share (diluted). These results included $0.17 per share (diluted) of net charges for severance and other costs related to the restructuring initiative. Last year's reported net income was $28.2 million, or $0.98 per share (diluted), which included $0.67 per share (diluted) of net charges for asset impairments, severance and other costs relating to the restructuring initiative.

For 2003, net income, excluding net charges for severance and other costs related to the restructuring initiative, was $43.5 million or $1.52 per share (diluted). For 2002, net income, excluding charges for asset impairments, severance and other costs relating to the restructuring initiative, was $47.3 million or $1.65 per share (diluted).

--------------------------------------------------------------------------------
                              Full Year      Net income            EPS (diluted)
                                             -----------------------------------
As reported                     2003         $38.6 million             $1.35
                                2002         $28.2 million             $0.98
                               Change         37.1%                     37.8%
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                Full Year    Net income      EPS (diluted)
                                                             ---------------------------------
Excluding special items related to the            2003       $43.5 million     $1.52
restructuring initiative in 2003 and 2002         2002       $47.3 million     $1.65
                                                 Change       -8.0%             -7.9%
----------------------------------------------------------------------------------------------

Net revenue for 2003 was $1,287 million, a 2.5 percent increase from the previous year. For the full year, volume and pricing were down 0.7 percent and
0.8 percent respectively, while favorable currency effects accounted for an increase of 4.0 percent in net revenue.

Some of the information presented above reflects adjustments to `As reported' results to exclude certain special items related to the company's restructuring initiative. This adjusted information should not be construed as an alternative to the reported results determined in accordance with accounting principles generally accepted in the United States of America. It is provided solely to assist in an investor's understanding of the impact of the special items on the comparability of the company's operations. A reconciliation of the company's results excluding the special items related to the company's restructuring initiatives and the company's reported results is provided in the accompanying consolidated financial information.

Safe Harbor for Forward-Looking Statement

Certain statements in this document may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to various risks and uncertainties, including but not limited to the following: political and economic conditions; product demand; competitive products and pricing; costs of and savings from restructuring initiatives; product mix; availability and price of raw materials; the company's relationships with its major customers and suppliers; changes in tax laws and tariffs; devaluations and other foreign exchange rate fluctuations (particularly with respect to the euro, the British pound, the Japanese yen, the Australian and Canadian dollars, the Argentine peso and the Brazilian real); the effect of new accounting pronouncements and accounting charges and credits, and similar matters. Further information about the various risks and uncertainties can be found in the company's SEC 10-K filing of February 28, 2003 and 10-Q filings of April 15, July 14, 2003 and October 14, 2003 All forward-looking information represents management's best judgment as of this date based on information currently available that in the future may prove to have been inaccurate. Additionally, the variety of products sold by the company and the regions where the company does business makes it difficult to determine with certainty the increases or decreases in sales resulting from changes in the volume of products sold, currency impact, changes in product mix and selling prices. However, management's best estimates of these changes as well as changes in other factors have been included. References to volume changes include volume and product mix changes, combined.

H.B. Fuller Company is a worldwide manufacturer and marketer of adhesives, sealants, coatings, paints and other specialty chemical products, with fiscal 2003 net sales of $1,287 million. Common stock is traded on the NYSE exchange under the symbol FUL. For more information about the Company, visit their website at: http://www.hbfuller.com.

                      H.B. FULLER COMPANY AND SUBSIDIARIES
                       CONSOLIDATED FINANCIAL INFORMATION
               In thousands, except per share amounts (unaudited)

                                                    13 Weeks            13 Weeks
                                                     Ended               Ended
                                               November 29, 2003    November 30, 2002
                                               -----------------    -----------------
Net sales                                      $         346,173    $         329,632
Cost of sales                                           (252,763)            (238,449)
                                               -----------------    -----------------

Gross profit                                              93,410               91,183

Selling, administrative and other expenses               (72,332)             (73,673)
Interest expense                                          (3,439)              (3,777)
Other income (expense), net                                 (377)               1,531
                                               -----------------    -----------------

Income before income taxes, minority
interests and income from equity investments              17,262               15,264

Income taxes                                              (5,204)              (5,239)

Minority interests in consolidated income                    593                 (308)

Income from equity investments                               670                  659
                                               -----------------    -----------------

Net Income                                     $          13,321    $          10,376
                                               =================    =================

Basic income per common share                  $            0.47    $            0.37
                                               =================    =================

Diluted income per common share                $            0.46    $            0.36
                                               =================    =================

Weighted-average common shares outstanding:
  Basic                                                   28,296               28,168
  Diluted                                                 28,766               28,693

Selected Balance Sheet Information (subject to change prior to filing of the Company's Annual Report on Form 10-K)

                                                  Unaudited             Unaudited
                                               November 29, 2003    November 30, 2002
                                               -----------------    -----------------
Inventory                                      $         146,571    $         143,012
Trade accounts receivable, net                           239,593              212,342
Trade accounts payable                                   116,343              113,297
Total assets                                             997,570              961,439
Long-term debt                                           162,267              163,125

                      H.B. FULLER COMPANY AND SUBSIDIARIES
                       CONSOLIDATED FINANCIAL INFORMATION
               In thousands, except per share amounts (unaudited)

                                                 13 Weeks Ended - November 29, 2003           13 Weeks Ended - November 30, 2002
                                             ------------------------------------------   -----------------------------------------
                                                                            Excluding                                   Excluding
                                             As Reported   Special Items  Special Items   As Reported  Special Items  Special Items
                                             ------------------------------------------   -----------------------------------------
Net sales                                    $   346,173   $          -   $     346,173   $   329,632  $          -   $     329,632
Cost of sales                                   (252,763)            169       (252,932)     (238,449)        (3,499)      (234,950)
                                             ------------------------------------------   -----------------------------------------

Gross profit                                      93,410             169         93,241        91,183         (3,499)        94,682

Selling, administrative and other expenses       (72,332)             84        (72,416)      (73,673)        (7,659)       (66,014)
Interest expense                                  (3,439)             -          (3,439)       (3,777)            -          (3,777)
Other income (expense), net                         (377)             -            (377)        1,531          2,044           (513)
                                             ------------------------------------------   -----------------------------------------

Income before income taxes, minority              17,262             253         17,009        15,264         (9,114)        24,378
interests and income from equity investments

Income taxes                                      (5,204)            (34)        (5,170)       (5,239)         2,879         (8,118)

Minority interests in consolidated income            593              -             593          (308)            58           (366)

Income from equity investments                       670              -             670           659             -             659
                                             ------------------------------------------   -----------------------------------------

Net Income                                   $    13,321   $         219  $      13,102   $    10,376  $      (6,177) $      16,553
                                             ==========================================   =========================================


Basic income (loss) per common share         $      0.47   $        0.01  $        0.46   $      0.37  $       (0.22) $        0.59
                                             ==========================================   =========================================


 Diluted income (loss) per common share      $      0.46   $        0.01  $        0.46   $      0.36  $       (0.22)          0.58
                                             ==========================================   =========================================

 Weighted-average common shares outstanding:

   Basic                                          28,296           28,296         28,296        28,168         28,168         28,168
   Diluted                                        28,766           28,766         28,766        28,693         28,693         28,693

The information presented above reflects adjustments to `As Reported' results to exclude certain special items related to the Company's restructuring initiative. This adjusted information should not be construed as an alternative to the reported results determined in accordance with accounting principles generally accepted in the United States of America. It is provided solely to assist in an investor's understanding of the impact of the special items on the comparability of the Company's operations.

                      H.B. FULLER COMPANY AND SUBSIDIARIES
                       CONSOLIDATED FINANCIAL INFORMATION
               In thousands, except per share amounts (unaudited)

                                                           52 Weeks                 52 Weeks
                                                             Ended                   Ended
                                                      November 29, 2003        November 30, 2002
                                                      -----------------        -----------------
Net sales                                               $     1,287,331           $    1,256,210
Cost of sales                                                  (935,135)                (918,228)
                                                    -------------------       ------------------
Gross profit                                                    352,196                  337,982

Selling, administrative and other expenses                     (284,242)                (281,560)
Interest expense                                                (14,467)                 (17,266)
Other income (expense), net                                      (2,679)                   1,156
                                                    --------------------      ------------------

Income before income taxes, minority                             50,808                   40,312
interests and income from equity investments

Income taxes                                                    (14,307)                 (12,973)

Minority interests in consolidated income                            13                     (989)

Income from equity investments                                    2,105                    1,826
                                                    --------------------      -------------------

Net Income                                              $        38,619           $       28,176
                                                    ===================       ==================

Basic income per common share                           $          1.37           $         1.00
                                                    ===================       ==================

Diluted income per common share                         $          1.35           $         0.98
                                                    ===================       ==================

Weighted-average common shares outstanding:
  Basic                                                          28,245                   28,095
  Diluted                                                        28,696                   28,601

                      H.B. FULLER COMPANY AND SUBSIDIARIES
                       CONSOLIDATED FINANCIAL INFORMATION
               In thousands, except per share amounts (unaudited)

                                                 52 Weeks Ended - November 29, 2003            52 Weeks Ended - November 30, 2002
                                           ---------------------------------------------   -----------------------------------------
                                                                             Excluding                                   Excluding
                                              As Reported  Special Items  Special Items     As Reported Special Items  Special Items
                                           ---------------------------------------------   -----------------------------------------
Net sales                                  $1,287,331       $       -     $1,287,331       $1,256,210     $      -     $1 1,256,210
Cost of sales                                (935,135)         (3,625)      (931,510)        (918,228)     (18,122)        (900,106)
                                           ---------------------------------------------   -----------------------------------------

Gross profit                                  352,196          (3,625)       355,821          337,982      (18,122)         356,104

Selling, administrative and other
expenses                                     (284,242)         (4,803)      (279,439)        (281,560)     (13,659)        (267,901)
Interest expense                              (14,467)              -        (14,467)         (17,266)           -          (17,266)
Other income (expense), net                    (2,679)          1,955         (4,634)           1,156        2,044             (888)
                                           ---------------------------------------------   -----------------------------------------

Income before income taxes, minority
interests and income from equity
investments                                    50,808          (6,473)        57,281           40,312      (29,737)          70,049

Income taxes                                  (14,307)          1,612        (15,919)         (12,973)      10,146          (23,119)

Minority interests in consolidated income          13               -             13             (989)         489           (1,478)

Income from equity investments                  2,105               -          2,105            1,826            -            1,826
                                           ---------------------------------------------   -----------------------------------------

Net Income                                 $   38,619       $  (4,861)    $   43,480       $   28,176     $(19,102)    $     47,278
                                           =============================================   =========================================

Basic income (loss) per common share       $     1.37       $   (0.17)    $     1.54       $     1.00     $  (0.68)    $       1.68
                                           =============================================   =========================================

Diluted income (loss) per common share     $     1.35       $   (0.17)    $     1.52       $     0.98     $  (0.67)    $       1.65
                                           =============================================   =========================================

Weighted-average common shares
outstanding:
  Basic                                        28,245          28,245         28,245           28,095       28,095           28,095
  Diluted                                      28,696          28,696         28,696           28,601       28,601           28,601

The information presented above reflects adjustments to `As Reported' results to exclude certain special items related to the Company's restructuring initiative. This adjusted information should not be construed as an alternative to the reported results determined in accordance with accounting principle generally accepted in the United States of America. It is provided solely to assist in an investor's understanding of the impact of the special items on the comparability of the Company's operations.